UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 1, 2022
Energy Vault Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39982	85-3230987
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4360 Park Terrace Drive, Suite 100 Westlake Village, California	91361
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (805) 852-0000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	NRGV	New York Stock Exchange
Redeemable warrants, each warrant exercisable for one share of common stock at an exercise price of $11.50 per share	NRGV WS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events
On July 1, 2022, Energy Vault Holdings, Inc. (the “Company”) delivered a Notice of Redemption (the “Notice of Redemption”) calling for the redemption (the “Redemption”) of all of its outstanding public warrants to purchase shares of the Company’s Class A common stock, par value $0.0001 per share, that were issued under the Warrant Agreement, dated February 3, 2021 (the “Warrant Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (“CST”), as warrant agent, as part of the units sold in the Company’s initial public offering, and that remain outstanding following 5:00 p.m. New York City time on August 1, 2022, for a redemption price of $0.10 per public warrant.
Warrants to purchase common stock that were issued under the Warrant Agreement in a private placement simultaneously with the closing of the Company’s initial public offering and warrants issued as part of an intended merger agreement, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination, involving the Company and one or more businesses, which are still held by the holders thereof or their permitted transferees, are not subject to the Redemption.
A copy of the Notice of Redemption delivered by the Company is filed as Exhibit 99.1 hereto and is incorporated herein by reference.
On July 1, 2022, the Company issued a press release announcing the Redemption. A copy of the press release is filed as Exhibit 99.2 hereto and is incorporated herein by reference.
None of this Current Report on Form 8-K, the Notice of Redemption attached hereto as Exhibit 99.1 or the press release attached hereto as Exhibit 99.2 constitutes an offer to sell or the solicitation of an offer to buy any of the Company’s securities, and none shall constitute an offer, solicitation or sale in any jurisdiction in which such offering, solicitation or sale would be unlawful.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Notice of Redemption, dated July 1, 2022.
99.2	Press release, dated July 1, 2022

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY VAULT HOLDINGS, INC.

By:	/s/ David Hitchcock
Name: David Hitchcock
Title: Interim Chief Financial Officer
Date: July 1, 2022